UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 18, 2017

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.      Entry into a Material Definitive Agreement.

On April 18, 2017, Teledyne Technologies Incorporated (“Teledyne”) and its subsidiary, Teledyne Netherlands B.V. (“Teledyne Netherlands”), entered into a Note Purchase and Guaranty Agreement (the “Purchase Agreement”) with the purchaser signatories thereto providing for a private placement of €250 million in aggregate principal amount of senior unsecured notes (the “Notes”). The Notes were issued on April 18, 2017, and consisted of (i) €50 million of 0.70% Senior Notes of Teledyne, Series A, due April 18, 2022, (ii) €50 million of 0.92% Senior Notes of Teledyne, Series B, due April 18, 2023, (iii) €50 million of 0.92% Senior Notes of Teledyne Netherlands, Series C, due April 18, 2023, and (iv) €100 million of 1.09% Senior Notes of Teledyne Netherlands, Series D, due April 18, 2024. Interest rates for the Notes were determined as of March 29, 2017.

The Notes were issued to institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act. The Notes rank pari passu in right of repayment with Teledyne’s and Teledyne Netherlands’ other senior unsecured indebtedness. Teledyne Brown Engineering, Inc., Teledyne Instruments, Inc., Teledyne Scientific & Imaging, LLC and Teledyne LeCroy, Inc. (collectively, the “Subsidiary Guarantors”), each of which is a subsidiary of Teledyne and a guarantor of the indebtedness under the Credit Agreement (defined below) and certain other indebtedness of Teledyne, are also guarantors of all the Notes. In addition, Teledyne is a guarantor of Teledyne Netherlands’ obligations under the Notes issued by Teledyne Netherlands.

Interest on the Notes will accrue from April 18, 2017, and the applicable issuer will pay interest semi-annually on April 18 and October 18 of each year, until the Notes mature. The applicable issuer may prepay some or all of the Notes at any time or from time to time, subject to a make-whole provision and a swap breakage provision, pursuant to the terms of the Purchase Agreement.

The Purchase Agreement contains covenants that may have the effect of (i) limiting the ability of Teledyne to, among other things, merge with other entities where Teledyne is not the surviving entity, (ii) limiting the ability of Teledyne Netherlands, the Subsidiary Guarantors and the Material Subsidiaries (as defined in the Purchase Agreement) of Teledyne, to, among other things, merge with other entities where Teledyne or a subsidiary of Teledyne is not the surviving entity, and (iii) limiting the ability of Teledyne and its subsidiaries to create certain new liens, incur certain additional indebtedness or sell a substantial part of their assets. The Purchase Agreement also requires Teledyne to maintain certain financial ratios.

Events of default under the Purchase Agreement are similar to those under Teledyne’s Amended and Restated Credit Agreement dated as of March 1, 2013, by and among Teledyne, certain subsidiaries of Teledyne, as Designated Borrowers, the Subsidiary Guarantors, as Guarantors, the Lender parties thereto from time to time and Bank of America, N.A. as Administrative Agent, Swing-Line Lender and L/C Issuer, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 4, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 17, 2017 and that certain Third Amended to Amended and Restated Credit Agreement dated March 17, 2017 (as so amended, the “Credit Agreement”).

Events of Default include, but are not limited to: (i) a default in the payment of principal of the Notes or make-whole amount or, following a period of 5 business days, of interest, swap breakage and other amounts; (ii) a breach of certain of the issuer’s covenants or, following the expiration of a period of 30 days following knowledge or notice thereof, any other covenants, under the Purchase Agreement; (iii) a breach of any representations under the Purchase Agreement, (iv) any payment default or any other event of default giving the holder thereof the right to accelerate the maturity of indebtedness of, or swap termination amount from, Teledyne or any subsidiary if the total amount of such indebtedness or swap termination amount exceeds $50 million; (v) events of bankruptcy, insolvency or liquidation involving Teledyne or any of Teledyne’s material subsidiaries; (vi) the occurrence of a final judgment in amount in excess of $50 million, net of insurance coverage, or that would have a material adverse effect (as defined in the Purchase Agreement) rendered against Teledyne or any of Teledyne’s subsidiaries, in each case, that is not vacated, satisfied or stayed within 60 days; and (vii) the failure to maintain funding standards in ERISA-based plans and certain other liabilities related to ERISA based plans that result in a material adverse effect on Teledyne.

Teledyne and Teledyne Netherlands intend to use the proceeds of the private placement to, among other things, repay indebtedness and for general corporate purposes.

In addition to the foregoing, on April 18, 2017, Teledyne amended each of those certain Note Purchase Agreements, dated May 12, 2010, September 23, 2014, and August 27, 2015, respectively (collectively, the “Prior Purchase Agreements”), to provide, in each case, that Teledyne will cause any subsidiary of Teledyne that becomes a guarantor of Teledyne’s or any other subsidiary’s indebtedness under the Credit

Agreement, certain term loan credit agreements of Teledyne, the Purchase Agreement and/or any other Prior Purchase Agreement, to become a subsidiary guarantor under such Prior Purchase Agreement.

The descriptions set forth above are qualified in their entirety by the Purchase Agreement, the related Guaranty Agreement of the Subsidiary Guarantors, and the amendment to each Prior Purchase Agreement, copies of which are filed as exhibits to this report and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information described in Item 1.01 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Note Purchase and Guaranty Agreement, dated as of April 18, 2017, by and among Teledyne Technologies Incorporated, Teledyne Netherlands B.V. and the purchasers identified therein.

Exhibit 10.2	Amendment to Note Purchase Agreement, dated as of April 18, 2017, between Teledyne Technologies Incorporated and the noteholders under that certain Note Purchase Agreement dated as of May 12, 2010.

Exhibit 10.3
Amendment to Note Purchase Agreement, dated as of April 18, 2017, between Teledyne Technologies Incorporated and the noteholders under that certain Note Purchase Agreement dated as of September 23, 2014.

Exhibit 10.4	Amendment to Note Purchase Agreement, dated as of April 18, 2017, between Teledyne Technologies Incorporated and the noteholders under that certain Note Purchase Agreement dated as of August 27, 2015

Exhibit 10.5	Guaranty Agreement to Note Purchase Agreement, dated as of April 18, 2017, made by the Subsidiary Guarantors

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: April 18, 2017

EXHIBIT INDEX
Description

Exhibit 10.1	Note Purchase and Guaranty Agreement, dated as of April 18, 2017, by and among Teledyne Technologies Incorporated, Teledyne Netherlands B.V. and the purchasers identified therein.

Exhibit 10.2	Amendment to Note Purchase Agreement, dated as of April 18, 2017, between Teledyne Technologies Incorporated and the noteholders under that certain Note Purchase Agreement dated as of May 12, 2010.

Exhibit 10.3
Amendment to Note Purchase Agreement, dated as of April 18, 2017, between Teledyne Technologies Incorporated and the noteholders under that certain Note Purchase Agreement dated as of September 23, 2014.

Exhibit 10.4	Amendment to Note Purchase Agreement, dated as of April 18, 2017, between Teledyne Technologies Incorporated and the noteholders under that certain Note Purchase Agreement dated as of August 27, 2015

Exhibit 10.5	Guaranty Agreement to Note Purchase Agreement, dated as of April 18, 2017, made by the Subsidiary Guarantors